4th Annual BioMimetic Therapeutics Analyst & Investor Meeting February 17, 2011 www.biomimetics .com

Forward Looking Statements This presentation contains "forward -looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward -looking statements are based on the current intent and expectations of the management of BioMimetic . These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. There are many important factors that could cause actual results to differ materially from those indicated in the forward -looking statements . BioMimetic’s actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-looking statements because of risks associated with the marketing of BioMimetic’s product and product candidates, unproven preclinical and clinical development activities, regulatory oversight, and other risks detailed in BioMimetic’s filings with the Securities and Exchange Commission . Except as required by law, BioMimetic undertakes no responsibility for updating the information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise , or for changes made to this document by wire services or Internet services .

Introduction FDA Panel Meeting Preview Commercialization & Reimbursement Overview Other Milestone Updates Q&A Reception Agendag

FDA Panel Meeting Preview www.biomimetics .com

PMA Milestones Development of Product Concept through Successful Clinical Trial Submission of PMA PMA Filed 100-Day Meeting with FDA Deficiency Response Panel Meeting – May 12 Approval – Q3 Post-Approval Requirements

What is a Panel? A meeting called by the FDA to provide guidance to the Agency on high-profile products Devices has over 30 standing panels BMTI will go to the Orthopedic and Restorative Devices Panel

Who’s on it? Special Government Employees (SGEs) ’ Standing Panel Members Include Orthopedic Surgeons , Statisticians , Industry and Consumer Representatives Many sat on OP-1 and Amplify Panels Consultants to the Panel Foot and Ankle Surgeons Oncologists (because of Amplify) Immunologists (because of OP-1)

BMTI Tasks Identify internal and external resources for presentations and Q & A Prepare presentation Anticipate questions from FDA and Panel Do Mock Panels Prepare Panel Packages Quickly respond to all FDA requests

Sheldon S. Lin, M.D. Dr. Lin completed his undergraduate studies at Pennsylvania State University and received his medical doctorate from Jefferson Medical College of Philadelphia . He completed his residency training in Orthopaedic Surgery at Thomas Jefferson University Hospital with further training in a Foot and Ankle Fellowship under nationally renowned mentors John Gould, M.D., Jeffery E. Johnson, M.D., and Michael S. Shereff, M.D., at the Medical College of Wisconsin . After completing six years of training , he joined the faculty in the Department of Orthopaedic Surgery at University Hospital at the University of Medicine and Dentistry, New Jersey (UMDNJ) in 1996. Dr. Lin has lectured on various topics on trauma , tendon abnormality and disorders of the foot and ankle in DM. Dr. Lin has lectured and published many scientific articles on the latest medical techniques and is currently on staff at UMDNJ -Newark , Overlook Hospital and Morristown Memorial Hospital .

Judy Baumhauer, M.D. Dr. Baumhauer sees patients of all ages and lifestyles . Her treatment goals are to decrease pain and improve function through surgical and non-surgical options for her patients. Her clinical practice includes arthritis, painful flatfoot, foot reconstruction, diabetic foot and ankle problems, and ankle replacement . Dr. Baumhauer earned her medical degree at the University of Vermont College of Medicine and then completed a residency in orthopaedic surgery at their Medical Center Hospital . She also completed a fellowship in foot and ankle surgery at the Medical College of Wisconsin. Dr. Baumhauer directs the University of Rochester Medical Center (URMC) Orthopaedics Foot and Ankle Institute, a joint venture in clinical care and research with the Ithaca College Department of Physical Therapy . She is an author on many medical articles on topics such as the diabetic foot and foot and ankle biomechanics . In 2008, Dr. Baumhauer was elected the first woman president of the Eastern Orthopaedic Association . She is a board certified orthopaedic surgeon, the Associate Chair of Academic Affairs for URMC's Department of Orthopaedics, and a Professor of Orthopaedics .

Preclinical Efficacy Studies Sheldon S. Lin, M.D. Associate Professor University of Medicine & Dentistry of New Jersey www.biomimetics .com

Preclinical Efficacy Studies I. Accelerated fracture healing in geriatric -osteoporotic rats using rhPDGF -BB J Orthop Res, 2008 II. rhPDGF -BB speeds fracture healing in diabetic rats J Orthop Res, 2009 III. rhPDGF -BB augmentation of bone formation in a rat model of distraction osteogenesis J Bone Joint Surg Am, 2009 IV. Augment™ compares favorably to autograft in an ovine model of lumbar interbody spine fusion Manuscript in preparation V. Augment is comparable to autograft in partial arthrodesis of the carpus in a canine model BMTI internal study report

I. rhPDGF -BB Speeds Fracture Healing This study was designed to evaluate: No.3Animals Group3No . Treatment 33weeks/53weeks 1 Untreated 10 / 10 3-TCP/collagen + 2 10 / 10 20 mM sodium acetate 3-TCP/collagen + 3 10 / 10 0.3 mg/mL rhPDGF -BB* 3-TCP/collagen + 4 10 / 10 1.0 mg/mL rhPDGF -BB* *3in3203mM3sodium3acetate,3pH36 .0 Hollinger3 et3al.3J3Orthop3Res .32008 Effectiveness of rhPDGF in fracture repair in geriatric -osteoporotic rats Dose-dependence of the rhPDGF -BB effect

rhPDGF -BB Accelerates Fracture Healing in Geriatric Osteoporotic Rats Untreated Matrix Matrix3+30 .33mg/mL3rhPDGF3BB Matrix3+31 .03mg/mL3rhPDGF3BB

The Mechanical Strength of Augment -treated Limbs is Similar to Contralateral Normal Limbs Normalized3mean3torsional3strength3at353weeks3(torque3at3failure ) 77 74 80 70 62* b) 60 48* nal3strength3 ontralateral3lim 50 40 Mean3torsio (normalized3to3c 30 20 10 0 Untreated Matrix Matrix3+ Matrix3+ 0.33mg/mL3rhPDGF3BB 1.03mg/mL3rhPDGF3BB *3Significantly3weaker3than3contralateral3normal3(p<0 .05)

Conclusions Augment ™ Accelerates Fracture Healing in Geriatric -Osteoporotic Rats Matrix plus rhPDGF -BB accelerated fracture healing At five weeks, the mechanical strength of Augment -treated tibias was not different from normal No evidence of either abnormal or ectopic bone formation

II. rhPDGF -BB Speeds Fracture Healing This study was designed to evaluate: Group3 No.3Animals Treatment No. 43days/63weeks/83weeks/3123weeks 1 Untreated 6 / 8 / 10 / 5 3-TCP/collagen + 2 6 / 10 / 13 / 5 20 mM sodium acetate 3-TCP/collagen + 3 7 / 7 / 10 / 4 0.3 mg/mL rhPDGF -BB* 3-TCP/collagen + 4 7 / 7 / 12 / 4 1.0 mg/mL rhPDGF -BB* *3in3203mM3sodium3acetate,3pH36 .0 Al3Zube3 et3al.3J3Orthop3Res .32009 Effectiveness of rhPDGF -BB in fracture repair in diabetic rats Dose-dependence of the rhPDGF -BB effect

rhPDGF -BB Treatment Enhances Fracture Healing in Diabetic Rats Untreated Fracture Matrix + 20 mM acetate Matrix + 0.3 mg/mL rhPDGF -BB Matrix + 1.0 mg/mL rhPDGF -BB

The Mechanical Strength of rhPDGF -BB Treated Limbs is Similar to that of Contralateral Limbs Untreated Matrix # 125 Matrix3+30.33mg/mL3rhPDGF3BB Matrix3+31.03mg/mL3rhPDGF3BB * 100 75 50 25 0 Normalized3torque3to3failure Normalized3Torsional3Rigidity *:3p <30.013versus no3untreated3and3matrix;3#:3 p3<30.023versus matrix

rhPDGF -BB Enhances Fracture Repair in Diabetic Rats Conclusions Augment enhances long bone healing in diabetic rats Increased cell proliferation at 4 days Increased biomechanical strength as early as 6 weeks Increased bone content of the fracture callus at 12 weeks No evidence of either abnormal or ectopic bone formation

III. rhPDGF -BB Augmentation of Bone Formation in Distraction Osteogenesis This study was designed to evaluate: No.3Animals Group3No . Treatment 5/6/7/8/93weeks 1 20 mM sodium acetate 3 / 3 / 3 / 3 / 3 collagen + 2 3 / 3 / 3 / 3 / 3 20 mM sodium acetate collagen + 3 3 / 3 / 3 / 3 / 3 0.1 mg/mL rhPDGF -BB* collagen + 4 3 / 3 / 3 / 3 / 3 0.3 mg/mL rhPDGF -BB* collagen + 5 3 / 3 / 3 / 3 / 3 1.0 mg/mL rhPDGF -BB* *3in3203mM3sodium3acetate,3pH36 .0 Moore3et3al.3J3Bone3Joint3Surg3Am .32009 Effectiveness of bone formation by rhPDGF -BB in a bone healing model Dose-dependence of the rhPDGF -BB effect

rhPDGF -BB Accelerates the Consolidation of the Distraction Callus Buffer Matrix Matrix3+3 Matrix3+3 Matrix3+3 0.13mg/mL 0.33mg/mL 1.03mg/mL rhPDGF3BB rhPDGF3BB rhPDGF3BB

rhPDGF -BB Accelerates the Consolidation of the Distraction Callus Matrix3+3 Matrix3+3 Matrix3+3 Buffer Matrix 0.13mg/mL 0.33mg/mL 1.03mg/mL rhPDGF3BB rhPDGF3BB rhPDGF3BB

rhPDGF -BB Accelerates the Consolidation of the Distraction Callus 5.00 * * 4.50 4.00 3.50 logic3grading 3.00 Histo 2.50 Buffer 2.00 Matrix 0.13mg/mL 1.50 0.33mg/mL 1.03mg/mL 1.00 35 42 49 56 63 Post3Op3timepoint3(days) *:3p <30.053versus controls

rhPDGF -BB Increases Bone Formation in a Model of Bone Healing Conclusions rhPDGF -BB increased new bone formation rhPDGF -BB decreased non-union rates No adverse events were noted

IV. Augment Compares Favorably to Autograft in an Ovine Model of Lumbar Interbody Spine Fusion This study was designed to: Group No. Animals Treatment No. 24 weeks 7 1 Empty (2 fused levels per animal) 5 2 Autograft (2 fused levels per animal) Augment™ Bone Graft 5 3 (3-TCP + 0.3 mg/mL rhPDGF -BB) (2 fused levels per animal) Augment™ Injectable Bone Graft 5 4 (collagen/3 -TCP + 0.3 mg/mL rhPDGF -BB) (2 fused levels per animal) Evaluate the safety and effectiveness of Augment in interbody spine fusion Compare Augment and Augment Injectable to Autograft

BIOMIMETIC THERAPEUTICS

Graft Materials were Delivered in a Polyether Ether Ketone (PEEK) Vertebral Spacer




vertebral spacer
L2
L3
disc
L4
L5
graft material



- A vertebral spacer was used at each fusion site (L2/L3 and L4/L5)
- The center of the spacer was filled with the graft materials or left empty
- The same treatment was used at both levels in each sheep

3D Reconstructions Empty Autograft Augment Augment3Injectable

Augment Treatment Promotes Interbod y Fusion as Shown by MicroCT and Histology Empty Autograft Augment Augment3Injectable

Augment Increases Interbod y Fusion Empty Autograft 2.5 Augment * * Augment3Injectable 2.0 re 3fusion3sco 1.5 Median 1.0 0.5 0.0 MicroCT Histology *Different3from3Empty;3 p <30.05

Augment Promotes Lumbar Interbody Spine Fusion in an Ovine Model Conclusions Augment -treated specimens had the highest fusion scores of all groups evaluated Augment significantly promoted interbody spine fusion compared to empty PEEK spacers Augment was equivalent to autograft

BIOMIMETIC THERAPEUTICS

V. Augment is Comparable to Autograft in Partial Arthrodesis of the Carpus in a Canine Model

This study was designed to:

- Determine the safety and effectiveness of rhPDGF in a canine carpus fusion model

Group No.	Side A Treatment	Side B Treatment	No. Animals
1	Autograft	Autograft + rhPDGF-BB*	10
2	β-TCP + 20 mM sodium acetate	β-TCP + rhPDGF-BB*	10
3	β-TCP/collagen + 20 mM sodium acetate	β-TCP/collagen + rhPDGF-BB*	10

* in 20 mM sodium acetate, pH 6.0

rhPDGF -BB Increases the Number and Extent of Fused Joints 70 ints) 60 50 joints3(all3jo 40 30%3of3fused3 20 10 0 Autograft 33TCP 33TCP+ collagen/33TCP collagen/33TCP+ rhPDGF3BB rhPDGF3BB

Augment is Comparable to Autograft in Promoting Arthrodesis in Canine Model Conclusions rhPDGF -BB increased the number and extent of fused joints New bone formed was normal No evidence of ectopic bone formation No evidence of acute or chronic toxicity

Augment Clinical Data Judith F. Baumhauer, MD Professor and Associate Chair of Academic Affairs Department of Orthopaedic Surgery Foot and Ankle Division Universit y of Rochester School of Medicine and Dentistr y www.biomimetics .com

Autograft Needs Alternatives •Frequently used in conjunction with fusions Autograft is the gold standard, but . . . Graft site pain and morbidity Limited availability Increased operative time, blood loss, recovery time Alternatives to autograft are many and varied (e.g. allograft, demineralized bone matrix, synthetics +/- PRP), but . . . Limitations in bioactivity impede reduction in autograft use Weigh many risk/cost/benefit factors for autograft vs. orthobiologic

Augment Bone Graft (rhPDGF-BB/β-TCP)

- 3 mL rhPDGF-BB (0.3 mg/mL), mfg using recombinant DNA techniques
- 3cc of beta tri-calcium phosphate (β-TCP), 1000-2000 µm
- rhPDGF-BB is a potent regenerative agent with an established clinical history *(GEM 21S®, Regranex®)*
- Fully synthetic replacement for the regenerative capacity of autograft


Augment™



Augment is an off-the-shelf alternative

GEM21S® © 2009 Luitpold Pharmaceuticals, Inc. Regranex® © Systagenix Wound Management (US), Inc. 2008
38

Surgical Procedure Debridement Perforation Feathering Graft Application Fixation and Finish Standard anesthesia protocol (local or general) Perioperative antibiotics administered and recorded Entire joint exposed, denuded to subchondral bone Cortex is perforated to augment fusion Hardware: 3.5 - 7.3mm screws (3 3), staples, pins No plates

Conclusions from Early Augment Trials Proceed to Randomized Controlled Pivotal Trial (IDE) No device related serious adverse events No incidence of exuberent bone formation No concerning trends in adverse event data Effectiveness comparable to autograft (historical control)

Pivotal Trial Design www.biomimetics .com

Augment Pivotal Clinical Trial Prospective, randomized (2:1), controlled Design Augment : autograft Enrollment 434 pts, 37 centers in United States and Canada Indication Hindfoot and ankle fusion Study Hypothesis Augment Bone Graft is non-inferior to autograft % of pts fused at 6 months Primary Endpoint (350% osseous bridging via CT) Clinical, functional, radiologic, quality of life, and safety Secondary Endpoints outcomes Largest prospective randomized controlled IDE trial in f/a Arthrodesis

Patient Disposition and Evaluability Screened Population Not randomized n=457 (456*) n=21 *Less one subject screened twice Not Randomized Randomized Population prior to treatment n=435 n=1 ITT Population Not treated n=434 N=20 Augment (285)/Autologous (149) Augment (13)/Autologous (7) Safety Population Excluded from mITT (Treated), n=414 N=17 Augment (272)/Autologous (142) Augment (12)/Autologous (5)

Primary Endpoint Fusion of the full complement of joints 3 50% osseous bridging as assessed by the independent radiologist at 24 weeks postoperatively

• Measured by % of Patients Achieving 350% osseous bridging at 24 wks • Assessed by masked independent radiologist Augment is non-inferior to autograft for the primary endpoint

Augment Phase III U.S. Pivotal Trial: Summary of Secondary Endpoints Augment achieved statistical significance in meeting key secondary endpoints . Non-inferiority established Endpoint 24 Weeks 36 Weeks 52 Weeks Yes (p=0.038) Yes (p=0.008) Clinical Healing (patient) Yes (p=0.003) Yes (p<0.001) Yes (p<0.001) Yes (p<0.001) Clinical Healing (all joints) Non-Union/Therapeutic Failure Yes (p<0.001) Yes (p<0.001) Yes (p<0.001) Persistent Donor Site Pain Yes (p<0.001) Yes (p<0.001) Yes (p<0.001)

BIOMIMETIC THERAPEUTICS

Secondary Radiologic Results

Endpoint	Non-inferiority established		
	24 Weeks	36 Weeks	52 Weeks
CT Fusion (patient)		No (p=0.202)	
CT Fusion (all joints)	Yes (p<0.001)	No (p=0.103)	
Radiographic Fusion 3 views (patient)	No (p=0.054)	No (p=0.198)	Yes (p=0.020)
Radiographic Fusion 3 views (all joints)	Yes (p=0.007)	No (p=0.072)	Yes (p<0.001)
Radiographic Fusion 2 views (patient)	No (p=0.194)	No (p=0.249)	No (p=0.115)
Radiographic Fusion 2 views (all joints)	Yes (p=0.049)	Yes (p=0.021)	Yes (p=0.005)

Composite Measures Results Non-inferiority established Endpoint 24 Weeks 36 Weeks 52 Weeks Clinical Success No (p=0.071) Yes (p=0.041) Yes (p=0.022) Composite Success Yes (p=0.009) No (p=0.179) N/A

Functional, QOL and Pain Results

Endpoint	Non-inferiority established		
	24 Weeks	36 Weeks	52 Weeks
Foot Function Index	Yes ($p=0.012$)	Yes ($p=0.001$)	Yes ($p<0.001$)
AOFAS Ankle-Hindfoot Score	Yes ($p<0.001$)	Yes ($p<0.001$)	Yes ($p<0.001$)
SF-12 Mean PCS	Yes ($p<0.001$)	Yes ($p=0.020$)	Yes ($p=0.015$)
Fusion Site Pain	Yes ($p=0.001$)	Yes ($p<0.001$)	Yes ($p<0.001$)
Weight Bearing Pain	Yes ($p=0.016$)	Yes ($p=0.005$)	Yes ($p<0.001$)
Clinically Significant Graft Site Pain	Yes ($p<0.001$)	Yes ($p<0.001$)	Yes ($p<0.001$)

Product Safety www.biomimetics .com

Safety Outcomes at 12 Months 6 months 12 months Augment Autograft P-value Augment Autograft P-value Subjects 272 142 272 142 Tx Emergent Adverse Events (TEAE) 72.4% 70.4% 0.730 77.9% 73.9% 0.393 Serious TEAE 7.7% 14.1% 0.055 10.3% 14.8% 0.201 Complications (Overall) 33.5% 38.0% 0.386 35.3% 38.7% 0.519 Complications (Surgically Related) 23.5% 29.6% 0.193 23.9% 30.3% 0.195 Complications (Serious) 4.4% 6.3% 0.480 5.1% 6.3% 0.654 Complications (Serious , Surgical) 4.0% 6.3% 0.337 4.4% 6.3% 0.480 Infections 7.7% 9.9% 0.462 8.5% 11.3% 0.378 P-values for superiority of Augment over Autograft

Summary of Serious Adverse Events No reported deaths due to existing cancers Overall frequency of SAEs was low in the study, given: Length of follow-up General level of poor health Number of healing risk factors (smoking, obesity, and diabetes) No SAEs related to the study device

No Trend in Incidence of Cancer No trends noted in occurrence or recurrence of cancers 5 cancer events reported as summarized below Number of Treatment Group Incidence cancers Augment Bone Graft (n=272) 3 1.1% Autograft (n=142) 2 1.4%

Autograft Patients Experience Increased Risk Due to Second Invasive Procedure Bone graft harvest risks continue to present a dilemma for orthopedic surgeons Safety benefits also trended in favor of the Augment group Serious treatment emergent adverse events Overall surgical and complication rates Single patient required hospitalization due to bone graft harvest site infection

Safety Conclusions Augment patients experienced: Augment is a safe alternative to Autograft for hindfoot and ankle fusion surgery Fewer adverse events Fewer complications No bone graft harvest site morbidity No serious device-related adverse events Fewer infections No exuberant bone growth No cancer signals No neutralizing antibodies detected

Summary of Benefits www.biomimetics .com

Effectiveness Summary When used as a bone graft substitute in hindfoot and ankle fusion procedures, Augment Bone Graft was shown to achieve: Clinical, Functional and Radiographic effectiveness Augment patients experienced fewer complications than autograft Augment offers a synthetic alternative to autograft which eliminates the limitations and morbidity of bone graft harvest Patients treated with Augment Bone Graft were spared prolonged donor site pain associated with the harvest procedure Augment Bone Graft demonstrated equivalent effectiveness to autograft

Safety Summary Augment offers an alternative for hindfoot and ankle fusions by: Eliminating the limitations and morbidity associated with use of autogra ft Demonstrating lower complication rates than autograft Sparing patients prolonged donor site pain associated with the autograft harvest procedure Reducing time and/or surgical staff resources required to harvest autograft No serious device related adverse events with Augment Augment Bone Graft demonstrated superior safety to autograft

Summary Augment has been shown to be a safe and effective alternative to autograft Multiple trials, includin g pivotal RCT (Level I evidence ) The benefits of Augment outweigh the potential risks Augment eliminates morbidity associated with autograft Augmen t demonstrated equivalent effectiveness, superior safety to autograft

Commercialization and Reimbursement Hans Kestler Vice President, Orthopedics & Sports Medicine www.biomimetics .com

Augment Stakeholders Patients Buyers Payers Surgeons

Augment Commercialization Topics Augment Bone Graft Value Proposition Augment Bone Graft Market Opportunity Branding and Positioning Augment Bone Graft The Sales Channel for U.S. Commercialization Sales Training , Tools and Territories Reimbursement

Augment Bone Graft Value Proposition Augment Bone Graft eliminates the cost, pain, morbidity, OR time, blood loss and complication potential associated with harvesting autograft Compelling multi-center, Level I RCT data to support comparison to autograft Potent rhPDGF -BB technology with established clinical, regulatory and commercial history (Regranex ®, GEM 21S) Fully synthetic components Off-the-shelf Consistent purity, concentration and dosage

BIOMIMETIC THERAPEUTICS

Augment Bone Graft Value Proposition

	Augment Bone Graft	Infuse	OP-1	PRP	DBM
Demonstrated equivalent effectiveness to autograft	X	X			
Demonstrated safety	X			X	X
Reliable/consistent quality	X	X	X		
Easy to administer/apply to surgical site	X	X	X	X	X
Available off-the-shelf	X	X	X		X
Cost effective (relative to the costs of autograft)	X				X

Market Opportunity: BG Procedures (2010) Fusion: 75k Fracture: 68k Recon: 103k Foot and ankle is an under-served market in orthopedics Source: IMS Healthcare

Augment Commercialization Branding and Positioning Contracted with a leading branding agency to develop brandin g and positionin g for Augment platform Will craft a brand charter and creative brief in preparation of Augment launch Results will elucidate the “switching triggers” for the stakeholders of Augment Bone Graft

BIOMIMETIC THERAPEUTICS

Concentrated Foot & Ankle Procedure Volume Enables Effective Sales Coverage

U.S. F&A Procedures


Thematic Legend
Foot and Ankle Fusion
0 to 125
125+ to 322
322+ to 645
645+ to 1,449
1,449+ to 6,090

- Half of F/A fusions performed in 200 facilities
- 88 sales reps can cover 70%+ of all F/A surgeons and facilities

Source: IMS Healthcare Company filings, market research, investor calls

Competitive Benchmarking

Company	U.S. Sales Reps 2010	U.S. Sales 2009 ($mm)[1]
WRIGHT	~175	~$89
INTEGRA	~350[1]	~$70
TORNIER	~300[1]	$114

[1]Includes all products. Estimates provided when U.S. extremities business reported as part of larger segments.

- Focused extremities companies have established strong positions in this market with similar sized sales forces

F/A Fusion Volume Distribution Decile Analysis Source: IMS Health

Source: IMS Health Foot & Ankle Fusion Volume Distribution Based on coding data, F/A fusion procedures are performed at 2,468 unique institutions Top quartile: 50 institutions Top 50%: 188 institutions Top 75%: 537 institutions 58% of the facilities average only 8 procedures/yr 1,127 Foot and Ankle Specialists (AOFAS membership) affiliated with 1,479 of those facilities Remainin g procedures performed by general orthopods, trauma surgeons, podiatrists (ACFAS membership – 6,000)

Foot & Ankle Fusion – Top 200 Facilities 104 (52%) are Level I/II trauma centers Source: MedPar

Augment Commercialization U.S. Sales Channel Hybrid Model – Mix of Independent Agencies and Direct BMTI Assets At launch: 15-20 BMTI direct assets to include sales, technical and reimbursement support and sales management backstopped by BMTI R&D “experts ” Year 1: Independent sales force of 80-100 lower extremity/foot and ankle focused distributor representatives, Year 3 could increase to 200+ Sales focus on high volume orthopedic foot & ankle and podiatric surgeons

Augment Commercialization U.S. Sales Profiles Independent Agents Lower extremity trauma/foot and ankle/surgical podiatry focus and relationships Demonstrated track record of sales success Experience with orthobiologics/bone graft substitute products preferred Non competitive product mix Direct Assets Demonstrated track record of sales success – including product launches Experience with highly technical OR sales Lower extremity trauma/foot and ankle experience preferred

Augment Commercialization Sales Training and Tools Rigorous sales training in advance of product launch Classroom and systems training, hands-on labs, retention testing, interactions with KOLs Sales kits Published scientific journals , technology brochures , sales and data sheets, competitive intelligence, reimbursement, surgical technique and patient education guides

Augment Commercialization Sales Territories Direct – defined as a discrete geography not incorporated into agency area Distributor – contracted geography with overla y support from BMTI Geography is deemed critical to overall Augment positionin g DMA analysis – the cutters! Existing BMTI relationships with key surgeons/accounts Concentration of procedures/ foot & ankle surgeons Distributor has significant presence Local KOL input/preference

Augment Commercialization U.S. Reimbursement Within the context of a series of well-defined hospital inpatient & outpatient procedure codes for hindfoot and ankle fusion, Augment Bone Graft will be incorporated into the overall cost of the procedure, in a similar way that existing bone graft substitutes are currently covered. Cost justification with hospitals and payers will be based upon: Strong surgeon support for product as a way to eliminate patient pain and reduce post operative complications Level 1 clinical data demonstrating product safety and efficacy Clinical data demonstrating actual costs affiliated with autograft harvest Safety profile and value of product compared with alternative therapies

BIOMIMETIC THERAPEUTICS

Augment Reimbursement Strategy

Procedures will be coded according to existing classifications:

ICD-9	Inpatient
MS-DRG	Inpatient Medicare
CPT-4	Outpatient, Physician
HCPCS	Pursue outpatient payment (and a unique HCPCS code)



Coding
Coverage
Payment

Publications:
- Peer-reviewed clinical data
- Augment vs. autograft in F/A fusion cost comparison

Field reimbursement reps:
- Establish relationship with surgeons and hospitals
- Foster local level payer advocacy with local surgeons

Payer value dossier

Hospital OR / orthobiologics budget
- Product substitution
- Time/cost savings

Develop coding and claims assistance:
- Reimbursement Kit
- Coding guides
- Prior authorization and claims appeal support

Foot and Ankle Fusion Inpatient Hospital Procedure Coding Established Hospital Coding Currently Exists ICD-9 Procedure Description Code 81.11 Ankle Fusion 81.12 Triple Arthrodesis 81.13 Subtalar Fusion 81.29 Arthrodesis of other specified joints

Typical Medicare Inpatient MS-DRG Assignment 2011 Unadjusted MS-DRG MS-DRG Description Medicare Payment Rates1 Lower extrem & humer proc except hip, foot, femur 492* $17,126 with MCC Lower extrem & humer proc except hip, foot, femur 493* $10,341 with CC Lower extrem & humer proc except hip, foot, femur 494* $7,337 without CC/MCC 503 Foot Procedures with MCC $12,737 504 Foot Procedures with CC $8,758 505 Foot Procedures without CC/MCC $6,014 515 Other MS OR procedures with MCC $17,810 516 Other MS OR procedures with CC $10,746 517 Other MS OR procedures w/o CC/MCC $8,263 * Most likely MS-DRGs for foot and ankle fusion cases 1 Source: 42 CFR Parts 412, 413, 415, et al. Medicare Program; Hospital Inpatient Prospective Payment System Final Rule; August 16, 2010

Medicare CY 2011 Outpatient Hospital and ASC Payment Rates Outpatient CPT Code CPT Code Description 1 ASC2 Hospital 27870 Arthrodesis, ankle, open $6,129 $3,448 28715 Arthrodesis, triple $6,129 $3,448 28725 Arthrodesis, subtalar $3,806 $2,141 Arthroscopy, ankle (tibiotalar and fibulotalar 29899 $3,337 $1,877 joints), surgical; with ankle arthrodesis Arthroscopy, subtalar joint, surgical; with 29907 $3,337 $1,877 subtalar arthrodesis 20900 Bone graft, any donor area; minor or small $1,1103 $6254 20902 Bone graft, any donor area; major or large $1,1103 $6254 1 Source: CMS-1504-FC; Final Changes to the Hospital Outpatient Prospective Payment System and CY 2011 Payment Rates; Addendum B update; Nov. 24, 2010 2 Source: CMS-1504-FC; Final Changes to the ASC Payment System and CY 2011 Payment Rates; Nov. 24,, 2010 3 OPPS Status Indicator T: Significant Procedure, Multiple Reduction Applies . Payment rate presented reflects the 50% reduction of the separate APC payment . 4 Subject to Multiple procedure discounting . Payment rate presented reflects the 50% reduction of the separate ASC payment .

Medicare CY 2010 Physician Payment Rates 2010 Unadjusted CPT Code CPT-4 Description Medicare Payment Rates1 27870 Arthrodesis, ankle, open $1,018 28715 Arthrodesis, triple $951 28725 Arthrodesis, subtalar $776 Arthrosco py, ankle (tibiotalar and fibulotalar 29899 $1,021 joints), surgical; with ankle Arthrodesis Arthroscopy, subtalar joint, surgical; with 29907 $833 subtalar Arthrodesis 20900 Bone graft, any donor area; minor or small $1182 20902 Bone graft, any donor area; major or large $1642 1 Source: http://www .cms.gov/apps/physician -fee-schedule/search . Payment rates reflect 2.2 percent update to the 2010 per the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010 signed into law on June 25, 2010.; effective for dates of service June 1, 2010, through November 30, 2010. 2 Subject to Modifier 51 multiple procedure reduction of 50%. Payment rate presented reflects the 50% reduction .

Reimbursement Strategy Pre-Approval Develop dossier of evidence to support coverage, paymen t for Augment by Medicare regional administrators and 3rd party payers Establish reimbursement team within BMTI to develop action plans and payer targeted materials (Director of Reimbursement, Erik Harris, on board as of 8/30/10) Conduct payer research by conducting a Payer Advisory Board Evaluate payer willingness to cover Augment, and willingness to pay Identify gaps in data, publications, clinical, and health economic content needed by payers Initiate payer outreach programs to create awareness and provide an information flow about Augment pre-approval Identify and establish Specialty Society synergies for advocacy with Medicare and private payers on coding and coverage

Reimbursement Strategy Post Approval KOL-assisted presentations to targeted buying groups Field reimbursement rep call plan with targeted payers Provide assistance to customers for proper coding of procedures with Augmen t, including coding guides and reimbursemen t kits Apply for Medicare inpatient and outpatient payment , if determined to have a reasonable likelihood for success Seek meetings with Centers for Medicare and Medicaid Services (CMS) payment policy staff in advance of FDA Advisory Panel meeting Solicit collaborative support from AOFAS and AAOS reimbursement committees Initiate process for unique HCPCS code application Exhibit Augment Bone Graft at national and regional payer conferences

Reimbursement Tactics Clinical evidence on Augment safety & efficacy Peer reviewed journal articles in JBJS, JOR, FAI AAOS/AOFAS papers and posters Medical -economic rationale Abidi study on the cost of bone graft in foot/ankle Budgetary Impact Calculator tool for sales force interaction with hospitals Cost related data from pivotal trial, e.g. pain, complications Reimbursement team Field reps calling on payers, assisting reps/hospitals with inquiries on coding Sample coding sheets for physicians Billing guides for hospitals/physicians

International Commercialization Strategy International Sales and Marketing Canada Canadian distribution agreement with Joint Solutions Alliance (JSA) has been changed to logistics agreement – JSA ONLY responsible for shipping and handling National Sales Manager Canada has developed distributor network with nationwide coverage Australia Australian distribution agreement with Surgical Specialties in place EU/ROW Distribution agreements expected in Europe in 2011, ROW 2012 Partnership opportunities to be explored throughout 2011 International Reimbursement Market Specific Value Dossiers, Reimbursement Calculators and Reimbursement Application Submissions / Preparations under development throughout 2011

Milestone Update and Q&A Dr. Sam Lynch President and CEO www.biomimetics .com

FDA Approval Granted to Initiate Patient Enrollmen t Enrollment to commence in 1Q Enrollment expected to be complete by YE ‘11 Study Design 201 patients at 25 institutions Randomized 2:1 Augment Injectable to autograft Follow up: six months for effectiveness, 12 months for safety PMA filing with 12 month data Design leverages data from Augment Bone Graft pivotal trial Augment ™ Injectable U.S Pivotal Trial

Additional Product Development Activities Augment ™ Rotator Cuff Graft Pilot Trial 13 patients treated Enrollment of 30 patients complete by end of 3Q ’11 Interim data release in 1H ’12 EU Regulatory Status Three letters received re-classifying GEM 21S®, Augment and Augment Injectable as devices Augment and GEM 21S submission anticipated end of 1Q ’11 Approvability decisions expected YE ’11

Q&A